INCOME TAX - NET DEFERRED TAX ASSETS (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Total deferred tax assets	$ 8,559,000	$ 6,952,000
Valuation allowance	(8,559,000)	(6,910,000)	$ (3,986,000)	$ (2,008,000)
Net Deferred Tax Assets		42,000
CarLotz, Inc. (f/k/a Acamar Partners Acquisition Corp.
Organizational costs/Startup expenses	1,166,098	153,773
Total deferred tax assets	1,166,098	153,773
Valuation allowance	$ (1,166,098)	$ (153,773)